EATON VANCE ASIAN SMALL COMPANIES FUND
Supplement to Prospectus dated January 1, 2013

1.  The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Asian Small Companies Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of the Fund's Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.90%	0.90%
Total Annual Fund Operating Expenses	2.45%	3.15%
Expense Reimbursement(2)	(0.69)%	(0.69)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.76%	2.46%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

(2)

The investment adviser and sub-adviser have agreed to reimburse the Fund’s expenses to the extent Total Annual Fund Operating Expenses exceed 1.75% for Class A shares and 2.45% for Class B shares.  This expense reimbursement will continue through December 31, 2014. Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and sub-adviser during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 744	$ 1,233	$ 1,747	$ 3,152	$ 744	$ 1,233	$ 1,747	$ 3,152
Class B shares	$ 749	$ 1,307	$ 1,790	$ 3,248	$ 249	$ 907	$ 1,590	$ 3,248

2.  The following replaces the sixth paragraph under “Management and Organization”:

Effective May 1, 2013, BMR and LGM-HK have contractually agreed to reimburse expenses to the extent they exceed 1.75% for Class A shares and 2.45% for Class B shares of Asian Small Companies Fund.  The expense reimbursement continues in effect through December 31, 2014. Thereafter, the expense reimbursement may be changed with Trustee approval.

Effective April 28, 2011, BMR and LGM-HK have contractually agreed to reimburse expenses to the extent they exceed 1.95% for Class A shares, 2.65% for Class B and Class C shares, and 1.65% for Class I shares of Greater China Growth Fund. The expense reimbursement continues in effect through December 31, 2013. Thereafter, the expense reimbursement may be changed with Trustee approval.

May 1, 2013	ASCGCPS 681-5/13